[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Exhibit 10.16

STRATEGIC COLLABORATION AGREEMENT

This Strategic Collaboration Agreement (“Agreement”) is entered into as of February 21, 2020 (the “Effective Date”) by and between salesforce.com, inc. (“Salesforce”) and ServiceMax, Inc. (“ServiceMax”) (referred to jointly as the “Parties,” and individually as a “Party”).

This Agreement consists of:

•	This cover page

•	The following General Terms and Conditions

•	Exhibit A (Form of Initiative Addendum)

Contact details:

Salesforce	ServiceMax
salesforce.com, inc. Salesforce Tower 415 Mission Street San Francisco, CA 94107 Attn: [***]	ServiceMax, Inc. 4450 Rosewood Drive, Suite 200 Pleasanton, CA 94588 | Attn: [***]

Copy to: Legal Attn: General Counsel

Copy to (which shall not constitute notice):

c/o Silver Lake Management Company V, L.L.C.

55 Hudson Yards

550 West 34th Street, 40th Floor

New York, New York 10001

Attention: [***], Managing Director and General Counsel

Email: [***]

and

Ropes & Gray LLP

Three Embarcadero Center

San Francisco, California 94111

Attention: [***]

E-mail: [***]

The Parties agree to be bound by the terms of this Agreement as indicated by the signatures of their authorized representatives below.

salesforce.com, inc.	ServiceMax, Inc.

By:	By:

Name: [***]	Name: [***]

Title: [***]	Title: [***]

Date:	Date:

CONFIDENTIAL / STRATEGIC COLLABORATION AGREEMENT	2

GENERAL TERMS AND CONDITIONS

1.	Non-binding Recitals. The Parties are entering into a series of related agreements pursuant to which, among other things, Salesforce Ventures is making an equity investment in ServiceMax.

In connection with these agreements, Salesforce and ServiceMax are also entering into this Agreement, under which the Parties intend to collaborate on strategic commercial initiatives.

The General Terms and Conditions of this Agreement define overall goals and a process to support the Parties in achieving such goals, and set forth certain terms that apply to each individual Initiative Addendum (as defined below) except as may be otherwise specified in an individual Initiative Addendum.

2.	Definitions. As used in this Agreement, the following terms have the meanings set forth below:

“Addendum Effective Date” means the effective date of an Initiative, as specified in the applicable Initiative Addendum.

“Affiliate” means, with respect to any legal entity, any other entity that directly or indirectly Controls, is Controlled by, or is under common Control with such entity, but only for so long as such control exists. “Control,” as used in this definition, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of an entity, whether through the ownership of voting shares or other voting interests, by contract, or otherwise.

“Dependencies” means actions of a Party as set forth in an Initiative Addendum that are prerequisites for the GA of a Solution.

“Executive Sponsor” means each of the senior executives appointed by a Party to provide strategic direction for and oversight of an Initiative. The Executive Sponsors for each Initiative will be listed in the applicable Initiative Addendum.

“General Availability” or “GA” means the date of the first public availability of the commercial ready version of a Property and/or Solution, as applicable, described in an Initiative Addendum, as distinguished from any earlier internal or external pilot or beta version.

“Initiative” means a specific initiative under this Agreement, as further described in Section 3.2.

“Initiative Addendum” means a document substantially in the form of Exhibit A setting forth terms for an Initiative that has been executed by an authorized representative of each Party and references this Agreement, which document may be amended upon mutual written agreement signed by the Parties. Each Initiative Addendum is incorporated by reference into this Agreement.

“Initiative Lead” means the individual appointed by each Party to serve as that Party’s point of contact for purposes of carrying out a particular Initiative. The Initiative Lead will be specified in the corresponding Initiative Addendum.

“Intellectual Property Rights” means any patent rights, copyright, trade secret rights, trademark rights (including rights in trade names, trade dress, service marks, URLs, domain names or other source of business identifiers), rights in industrial property and industrial designs, moral rights and all other intellectual property or proprietary rights arising under the laws of any jurisdiction worldwide, including all rights or causes of action for infringement or misappropriation of any of the foregoing, and all rights in any registrations, applications, renewals, extensions, continuations, continuations-in-part, divisions or reissues for any of the foregoing.

CONFIDENTIAL / STRATEGIC COLLABORATION AGREEMENT	3

[***]

“Mark” means a ServiceMax Mark or a Salesforce Mark, as the context requires.

[***]

“Properties” means ServiceMax Properties or Salesforce Properties, as the context requires.

“Salesforce Marks” means the names, logos, and other trademarks of Salesforce and its Affiliates approved by Salesforce for use by ServiceMax in connection with, and subject to the terms of, this Agreement.

“Salesforce Properties” means the Salesforce products, services and technologies, including subsequent versions and successors, that are further described in one or more Initiative Addenda.

“Solution” means a business or technical solution resulting from the integration or interfacing of certain Salesforce Properties and ServiceMax Properties or the optimization of certain Properties of one Party for use with Properties of the other, as further defined in an Initiative Addendum.

“ServiceMax Marks” means the names, logos, and other trademarks of ServiceMax and its Affiliates approved by ServiceMax for use by Salesforce in connection with, and subject to the terms of, this Agreement.

“ServiceMax Properties” mean the ServiceMax products, services and technologies, including subsequent versions and successors, that are further described in one or more Initiative Addenda.

“Term” means the effective period of this Agreement, as defined in Section 4.1.

All other initially capitalized terms will have the meanings given to them in this Agreement or an Initiative Addendum.

3.	Model for Collaboration and Initiatives

3.1

Executive Sponsors and Initiative Leads. The Executive Sponsors, Initiative Leads and other responsible employees designated by each Party will meet periodically to discuss the status of the Initiatives and discuss appropriate methods to increase the overall value and performance of the Initiatives. Such discussions may address potential changes to the Solutions, review Initiatives, and consideration of new Initiatives. For any particular Initiative, the Parties may agree on a specific cadence for such meetings in the applicable Initiative Addendum and the constituents from each Party that will attend. Either Party may replace its Executive Sponsor or Initiative Lead with an individual of substantially equivalent qualifications in such Party’s discretion during the Term, effective upon written notice (email is sufficient) to the other Party’s Executive Sponsor or Initiative Lead (as applicable).

3.2

Initiatives and Collaboration. The Parties will use commercially reasonable efforts in general to perform the committed activities (including, as applicable, developing, testing, releasing, and/or supporting any specific Solutions) agreed to in each Initiative Addendum and shall also perform

CONFIDENTIAL / STRATEGIC COLLABORATION AGREEMENT	4

those items listed in an Initiative Addendum that are specific in their performance requirements or that expressly state minimum obligations. The initial Initiative Addenda are set forth as one or more Exhibits of this Agreement. During the Term, the Parties may assess and agree to collaborate to develop and carry out one or more additional Initiatives. Upon mutual agreement and execution by authorized representatives of both Parties, any Initiative Addendum will be deemed incorporated into this Agreement. For the avoidance of doubt, the Parties do not intend to create a partnership or agency, legal or otherwise, by undertaking any activities to support any Initiative. Each Party will perform all activities, as outlined in an Initiative Addendum, as an independent contractor.

3.3

Applicability of Other Agreements. This Agreement establishes a framework for the Parties’ collaboration relating to Initiatives and Solutions. Certain aspects of the Parties’ relationship will, however, continue to be governed by other agreements that are necessary to implement the Initiatives or provide the Solutions. By way of example, with the exception of Development Deliverables, which are licensed under Section 5.4, and use that is expressly authorized in an Initiative Addendum, any license, use, sale or distribution of one Party’s Properties by or through the other Party will be governed by separate terms and conditions applicable to such use or sale, as mutually agreed by the Parties. Nothing in this Agreement, including Sections 4.3 and 4.4, will be deemed to supersede or modify the Parties’ respective rights and obligations under those separate agreements.

3.4

Marketing Plan. An Initiative Addendum may include elements of a marketing plan or obligations for the Parties to develop a marketing plan (the “Marketing Plan”). Once a Marketing Plan is approved in writing by the Initiative Leads for the Parties (an email from the other Party’s Initiative Lead will suffice), the Parties will use good faith efforts to implement the agreed Marketing Plan in accordance with its terms and will perform the specific obligations or minimum obligations described therein (e.g., Dreamforce commitments). Except as set forth in an Initiative Addendum (e.g., with respect to minimum activities set forth therein), each Party will have the right to decline a proposed Marketing Plan for any reason, including due to tax, regulatory, business or other concerns. Any changes to an agreed Marketing Plan must be approved in writing by the Initiative Leads for both Parties (an email from the other Party’s Initiative Lead will suffice). The Initiative Leads will be responsible for maintaining a current version of the Marketing Plan that incorporates all changes approved in accordance with this Section 3.4.

3.5

Publicity. During the Term, the Parties may agree to issue joint or separate press releases and other public announcements (such public announcements and press releases, “Publicity”) that, among other things, identify Initiatives and include reciprocal endorsements. The Parties’ Publicity activities will in no event claim that the Parties’ business relationship is exclusive or that either Party is reducing its commitment to its own products, services, and/or technologies or otherwise be inconsistent with the terms of this Agreement. All Publicity in connection with this Agreement is subject to the conditions, policies, restrictions and calendars of each Party’s corporate public relations organizations, and neither Party will issue or initiate any Publicity in connection with this Agreement without the other Party’s prior written consent.

3.6

Issue Resolution. If either Party identifies a concern related to this Agreement or the other Party’s performance under it, including without limitation an alleged breach or decision to terminate, it will submit the issue for consideration in accordance with this Section 3.6 and subject to the further requirements specified in Section 3.6(c). An Initiative Addendum may contemplate additional governance committees or processes, which shall supersede the provisions on this paragraph other than with respect to assertion of termination, which shall require the application of the process set forth below even if the individuals referenced below are members of the committee or general governance process.

CONFIDENTIAL / STRATEGIC COLLABORATION AGREEMENT	5

(a)

Initial Resolution. Promptly following the submission by either Party of an issue for consideration under these resolution procedures (which may be given via email by the applicable Initiative Lead of the submitting Party to the other Party’s corresponding Initiative Lead), the Initiative Leads will work in good faith to resolve such issue within fifteen (15) business days after it is received.

(b)

Escalation to Executive Sponsors. If the Initiative Leads have not resolved an issue referred to them under Section 3.6(a) within fifteen (15) business days, they must promptly submit the dispute to each Party’s respective Executive Sponsors for the Initiative (via email will suffice). The Executive Sponsors for each Party will negotiate in good faith to resolve the issue within thirty (30) business days after its receipt by the Executive Sponsors.

(c)

Required Process. Notwithstanding anything to the contrary in this Section 3.6 or any other term of this Agreement, each Party must exhaust the resolution process in this Section 3.6 before initiating any litigation or other legal proceeding regarding this Agreement, and before terminating this Agreement pursuant to Section 4.2(b) or 4.2(f), except that a Party may pursue immediate injunctive or other equitable relief from any court of competent jurisdiction prior to our during the resolution process without regard to the resolution provisions of this Agreement if the Party determines in its sole discretion that such relief is necessary including without limitation to protect its Intellectual Property Rights or other proprietary rights or its Confidential Information (as defined in this Agreement).

3.7

Non-exclusivity and Freedom of Action. Except as expressly set forth in an Initiative Addendum, this Agreement is nonexclusive and the relationship established by its terms is intended to be non-exclusive. Subject to Sections 5 and 6 of this Agreement and any exclusivity or other restrictive covenants contained in an Addendum (for the term of such addendum), either Party may develop, use, distribute, offer, promote or support other services, platforms, products and technology offerings similar to or competing with the other Party’s Properties, and either Party may enter into activities with others regarding such competing offerings. Restrictive covenants contained in an addendum shall be incorporated into this Agreement and supersede any inconsistency in this paragraph during the term of such Addendum.

3.8

Initiative Costs. Each Party will bear its own costs and expenses in connection with its performance under this Agreement and in connection with each Initiative unless otherwise agreed to in an Initiative Addendum.

3.9	Additional Terms Regarding Initiatives. Unless expressly indicated to the contrary in an applicable Initiative Addendum, each of the following terms applies to each Initiative.

(a)

Technical Cooperation. Each Party will use commercially reasonable efforts to provide technical assistance as reasonably requested by the other Party regarding testing and configuration of Properties to be provided under an Initiative. ServiceMax will remain responsible for operating and maintaining the ServiceMax Properties included in such Initiative, and Salesforce will remain responsible for operating and maintaining the Salesforce Properties included in such Initiative.

(b)	Delivery; Notices of Schedule Concerns.

CONFIDENTIAL / STRATEGIC COLLABORATION AGREEMENT	6

i.

Each Party will use commercially reasonable efforts to deliver its Dependencies and perform its required actions according to the applicable Initiative Addendum. A Party’s obligations to deliver its portion of a Solution under an Initiative Addendum are conditioned on the other Party’s delivery of all applicable Dependencies under the applicable Initiative Addendum. If either Party reasonably believes that the other Party has not or will not complete a Dependency, the Initiative Leads will discuss and, if necessary, escalate the issue according to the provisions of the relevant Initiative Addendum or, if such addendum does not include an escalation or resolution body or procedure, according to Section 3.6.

ii.

In the case of any schedule delay contemplated by this Section 3.9(b), the Parties may also suspend performance of any marketing activities that have yet to be performed until the Parties agree on an acceptable remediation plan to resolve the delay.

(c)

Relationship with Users. Each Party will retain responsibility for and control over all aspects of its relationship with its users for the operation and maintenance of that Party’s portion of each Solution, including without limitation, ensuring its users have obtained the necessary subscriptions, licensing and/or accounts required to access that Party’s portion of each Solution. Nothing in this Agreement changes or terminates either Party’s rights or obligations with regard to, or its relationship with, its users, and unless otherwise specified in an Initiative Addendum, each Party will be responsible for managing such user accounts on its own Properties (including without limitation billing and collecting its own payment from such users) and for providing technical support to such users on its respective Properties. Unless expressly authorized by an Addendum, each party shall control and execute its own contracts with customers for its products, and no resale rights are provided by this Agreement; where the Parties jointly market and sell each other’s products, the customer will execute a separate contract with each party unless expressly agreed in writing between the Parties.

(d)

Customer Support Cooperation. Any customer support obligations of the Parties relating to a Solution will be set forth in the applicable Initiative Addendum. The Parties will work together in good faith to facilitate hand-offs between their respective customer support teams based on mutually agreed hand-off procedures if a customer support issue is determined by one Party’s customer support personnel to have a root cause related to the other Party’s Properties.

(e)

User Data. Nothing in this Agreement changes either Party’s responsibility, if any, with regard to the User Data of users unless otherwise specified in an Initiative Addendum. The Parties do not, as of the Effective Date, contemplate the exchange of User Data in connection with this Agreement. If an Initiative will require a Party to provide User Data to the other, the Parties will discuss whether additional data processing and security terms must be added to this Agreement or the Initiative Addendum prior to the provision or exchange of such User Data. As used in this paragraph, “User Data” means any data, images, text, audio, video, content, code, or other information or materials that a user provides to Salesforce or ServiceMax in connection with the user’s use of a Property or Solution.

(f)

Prohibitions. Neither Party will (i) engage in misleading or deceptive advertising or trade practices relating to the Solutions; (ii) represent that either Party in any way guarantees the other’s performance; or (iii) make any representations, warranties, or covenants on the other Party’s behalf.

CONFIDENTIAL / STRATEGIC COLLABORATION AGREEMENT	7

4.	Term and Termination; Escalation Procedures

4.1

Term. This Agreement commences on the Effective Date and will remain in effect for [***] thereafter (the “Term”) unless terminated earlier as set forth in Section 4.2 below. The period for each activity under Initiative Addenda will be specified in the applicable Initiative Addendum.

4.2

Termination. This Agreement will immediately terminate: (i) if the Parties do not enter into a [***] and an [***] within [***] of the Effective Date, or such longer time period as mutually agreed by the Parties (subject to Section 4.5 below); or (ii) except as otherwise agreed by the Parties, upon [***] or [***] of the [***]. In addition, either Party may terminate this Agreement (or, in the case of Section 4.2(f), any Initiative Addendum) immediately with written notice to the other Party if any of the following events occurs:

(a)	The other Party [***] under Section [***].

(b)

The other Party [***] and [***] within [***] after [***] provides [***] of [***], provided that before a Party terminates this Agreement for [***] under this Section 4.2(b), the Parties must [***] set forth in Sections [***] and [***] with respect to the circumstances giving rise to such termination notice [***].

(c)

The other Party [***], [***] or [***], [***] or the like, as they now exist or as they may be amended, is filed by the other Party or by any third party against the other Party, or an [***] is made by anyone as against the other Party, and [***] is not resolved favorably to the other Party within[***].

(d)	The other Party carries out an assignment in violation of Section 10.5, or is liquidated or dissolved.

(e)	Termination as permitted by Section 10.9.

4.3

[***]. [***] may [***] for use in a [***] to protect the integrity or security of its Properties and other offerings, to address user security or user privacy issues, for legal compliance reasons, or to the extent necessary to mitigate damages in relation to third party litigation (each, a “[***]”). If [***] under this Section 4.3, it will: (a) promptly notify the applicable [***] Initiative Lead in writing (email will suffice), and will use good faith efforts to provide such written notice in advance of [***]; (b) [***] the applicable [***] the applicable [***] that caused the[***]; and (c) use commercially reasonable efforts to [***] to [***] to [***] to [***]. The Executive Sponsors and Initiative Leads will promptly discuss and use good faith efforts to [***], including by cooperating in review of possible ways [***].

4.4

Wind Down Period. Unless otherwise provided in an Initiative Addendum, the Parties will have a wind-down period (“Wind Down Period”) following termination or expiration of the Agreement during which [***]. The Wind Down Period will commence upon termination or expiration of the Agreement and will continue [***] or [***] to allow the Parties to [***]. Notwithstanding the foregoing, (a) any marketing and promotional obligations relating to a Solution [***], (b) neither Party [***], and (c) neither Party is required to disclose any of its proprietary or confidential information to any third party prior to or during the Wind Down Period, including without limitation, any proprietary or confidential information included as part of a Solution.

CONFIDENTIAL / STRATEGIC COLLABORATION AGREEMENT	8

4.5

[***]. If the Parties have not entered into [***] within [***] of the Effective Date and reasonably believe that they will be unable to do so within [***] of the Effective Date absent escalation, then the Parties will attempt to resolve the issues giving rise to such belief in accordance with Section 3.6 above.

4.6

Survival of Certain Provisions. Sections 2, 3.3, 3.7, 3.9(c)-(f), 4.3, 4.4, 5.3, 5.4 (solely to extent necessary to [***]), 5.5, 5.6, 6 and 8—10 will survive the expiration of this Agreement or its termination for any reason.

5.	Intellectual Property Rights

5.1	Use of [***].

(a)

Salesforce [***]. Subject to Section 5.1(c), Salesforce hereby grants to ServiceMax a [***], effective [***] where Salesforce [***] appropriated [***] in the Salesforce [***], to [***] the Salesforce [***] and [***] in accordance with Salesforce [***] located at [***] (as the same may be updated by Salesforce from time to time), solely for the limited purpose of [***] in connection with ServiceMax’s [***] in accordance with the terms of the [***] and this Agreement.

(b)

ServiceMax [***]. Subject to Section 5.1(c), ServiceMax hereby grants to Salesforce a [***], effective [***] where ServiceMax [***] appropriated [***] in the ServiceMax [***], to [***] the ServiceMax [***] and [***] in accordance with the ServiceMax’s [***] located at [***] (as the same may be updated by ServiceMax from time to time), solely for the [***] of [***] in connection with Salesforce’s [***] in accordance with the terms of the [***] and this Agreement.

(c)

Conditions of License to [***]. Except as expressly allowed for herein, any uses of the other Party’s [***] (such other Party, the “Licensor”, and such [***], the “Licensor [***]”) must be approved by the other Party in writing, in the other Party’s sole discretion, prior to the first Party’s (as “Licensee”)use or publication of [***]. All of Licensee’s uses of Licensor [***], and all goodwill arising from such usage, will inure solely to the benefit of Licensor. Except as expressly set forth in an Initiative Addendum and subject to the terms of this Agreement, Licensee will not use the Licensor [***] to imply the endorsement, sponsorship, or affiliation of Licensor, or to disparage Licensor or its products, services, and/or technologies, in each case except as allowed by this Agreement or by applicable law (e.g., the concept of “nominative fair use” as that concept is understood under U.S. trademark law). Licensee will (i) use the Licensor [***] solely in accordance with this Agreement, Licensor’s usage guidelines, and any quality standards Licensor may provide from time to time; (ii) promptly correct any deficiencies in its use of the Licensor [***] after receipt of written notice from the Licensor (which may be given by email to the applicable Initiative Lead for the Licensee); (iii) promptly cease using Licensor [***] if it fails to correct such deficiencies after such notice; and (iv) maintain the quality of any of its [***] that incorporate Licensor [***] at a level that meets or exceeds industry standards and is at least commensurate with the quality and nature of comparable offerings provided or operated in the applicable countries by or for Licensor. Licensee will cooperate with Licensor, and (on request) supply Licensor with specimens of any such [***] and related marketing collateral that incorporate the Licensor [***]. To the extent a Party’s [***] will be used by the other Party in connection with an Initiative, the applicable Initiative Addendum will address at least the following terms regarding such use: the licensed [***] to be used; the agreed-upon [***] use; any pre-approved use cases; and whether and to what extent the license to the applicable [***] may be revoked during the term of the Initiative Addendum.

CONFIDENTIAL / STRATEGIC COLLABORATION AGREEMENT	9

5.2

No Joint Development. The Parties do not intend to jointly develop or jointly create any Intellectual Property Rights under or in connection with this Agreement. If the Parties anticipate the joint creation of any Intellectual Property Rights under any Initiative Addendum, they will document in the applicable Initiative Addendum (or an amendment to this Agreement) their respective Intellectual Property Rights arising from such activity before they create any such joint Intellectual Property Rights.

5.3

Feedback. The Feedback Providers of either Party or its Affiliates may provide suggestions, comments or feedback to the other Party solely relating to the other Party’s Properties or Development Deliverables applicable to any Initiative (“Feedback”). Any such Feedback will be deemed provided voluntarily by the providing Party, and the Party receiving Feedback may [***] and [***] in the [***] or [***] [***]. Feedback will [***]. For the avoidance of doubt, suggestions, comments, or feedback provided by any of a Party’s agents or employees other than Feedback Providers or relating to Properties other than the other Party’s Properties and Development Deliverables applicable to an Initiative are not “Feedback” and not subject to the [***] under this Section 5.3. “Feedback Providers” means solely those individuals or groups or teams of individuals designated by a Party in an Initiative Addendum as the “Feedback Providers” for that Party for purposes of the relevant Initiative.

5.4

Development and Testing License Rights. Each Initiative Addendum will specify any products, services, code, documentation and/or technologies that a Party will make available to the other Party for use in connection with development and testing activities under this Agreement (“Development Deliverables”). For clarity, no product, service, code, documentation or technology will be deemed a Development Deliverable unless it is expressly identified as such in an Initiative Addendum. Unless otherwise provided in the Initiative Addendum, the [***] set forth in this Section 5.4 will apply even if Development Deliverables are provided with and will supersede standard terms and conditions (e.g., as shrink-wrapped end user license agreements or online terms of use) when they are made available and used in connection with this Agreement. With respect to Development Deliverables:

(a)

Subject to Sections 5.4(c) and (d), ServiceMax grants to Salesforce under [***] ServiceMax’s applicable [***], a [***], [***], and [***] (i) to, in each case solely [***] ServiceMax’s Development Deliverables, solely for purposes of [***] (in each case, solely with respect to [***]) under this Agreement during the Term and Wind Down Period, and (ii) for any of ServiceMax’s Development Deliverables, or portions of such Development Deliverables, that ServiceMax expressly designates, expressly in the applicable Initiative Addendum, as [***] (“ServiceMax [***]”), to [***] the ServiceMax [***], solely [***], as part of applicable [***] during the Term and Wind Down Period. For purposes of clarity, the Parties may enter into a separate agreement applicable to the sale and distribution of [***]; and

(b)

Subject to Sections 5.4(c) and (d), Salesforce grants to ServiceMax under [***] Salesforce’s applicable [***], a [***], [***], and [***] (i) to, in each case solely [***] Salesforce’s Development Deliverables, solely for purposes of [***] (in each case, solely with respect to [***]) under this Agreement during the Term and Wind Down Period, and (ii) for any of Salesforce’s Development Deliverables, or portions of such Development Deliverables, that Salesforce expressly designates, expressly in the

CONFIDENTIAL / STRATEGIC COLLABORATION AGREEMENT	10

applicable Initiative Addendum, as [***] (“Salesforce [***]”), to [***] the Salesforce [***], solely [***], as part of applicable [***] during the Term and Wind Down Period. For purposes of clarity, the Parties may enter into a separate agreement applicable to the sale and distribution of [***].

(c)

Notwithstanding anything to the contrary in this Section 5.4, the [***] set forth in Sections 5.4(a) and 5.4(b) do not authorize the licensed Party to exercise any rights in a Development Deliverable in a manner that would subject the Development Deliverable or any portion or derivative work thereof to (or to take any action that otherwise subjects any of the other Party’s Intellectual Property Rights to) an Excluded License. As used herein, an “Excluded License” means a license that requires, as a condition of use, modification, or distribution of software subject to such license, that such software or any other software combined or distributed with the licensed software be disclosed or distributed in source code form, licensed for the purpose of making derivative works, or redistributable at no charge.

(d)

With respect to a Party’s Development Deliverables, the other Party: (i) will not, and has no right to, distribute any such Development Deliverables or otherwise make any such Development Deliverables available to any third Party (with or without a fee), except as otherwise expressly set forth in this Agreement; (ii) may, to the extent such Development Deliverables [***], without modification (unless such modifications are first approved by the Initiative Lead of the providing Party, in writing, which may be given via email to the other Party’s Initiative Lead) and [***] for their intended purpose under this Agreement; (iii) may, to the extent such Development Deliverables [***], [***] (without modification, unless such modifications are first approved by the Initiative Lead of the providing Party in writing, which may be given via email to the other Party’s Initiative Lead) in [***], and (subject to the providing Party’s advance, written approval, which may be by email) [***] as included in such [***]; (iv) will leave in place, and not alter or obscure, any proprietary notices and licenses in any of the providing Party’s Development Deliverables; and (v) will not modify, reverse engineer, or disassemble the other Party’s Development Deliverables, except as authorized by the providing Party or allowed by applicable law notwithstanding this limitation. Any [***] obligations relating to Development Deliverables will be included in the relevant Initiative Addendum. All of a providing Party’s Development Deliverables (other than [***], and ServiceMax [***] or Salesforce [***], as applicable, in each case solely to the extent expressly designated for distribution) are the providing Party’s Confidential Information (as defined in this Agreement).

5.5

No Intellectual Property Right License. Subject only to any license terms set forth herein or in an Initiative Addendum, this Agreement and the Parties’ performance under any Initiative Addendum does not grant, by implication, estoppel, exhaustion, or otherwise, either Party any right, title, interest, or license, in or to the other Party’s (including its suppliers, distributors, affiliates and subsidiaries) Intellectual Property Rights.

5.6

Intellectual Property Ownership. Nothing in this Agreement will have any effect on either Party’s ownership of its Intellectual Property Rights, and each Party (including its suppliers, distributors, affiliates and subsidiaries as applicable) will retain ownership of all modifications or derivative works of such Party’s Development Deliverables, regardless of who creates such modifications or derivative works.

CONFIDENTIAL / STRATEGIC COLLABORATION AGREEMENT	11

6.	Confidentiality.

6.1

Definition. In this Agreement, “Confidential Information” means all non-public information of a Party (the “Disclosing Party”), in any form and on any medium, disclosed to the other Party (the “Receiving Party”), regardless of the form of disclosure, that is designated as confidential or that reasonably should be understood to be confidential given the nature of the information and the circumstances of disclosure, including without limitation and without the need to designate as confidential: (a) the terms and conditions of this Agreement (which are the Confidential Information of both Parties); (b) each Party’s business and marketing plans, technologies and technical information, product designs and architectures, financial information, customer contract terms and business processes; and (c) customer data, (which is the Confidential Information of the applicable Party or its customer).

6.2

Exceptions. Information will not be considered to be Confidential Information to the extent, but only to the extent, that such information is: (a) or becomes generally known to the public without breach of any obligation owed to the Disclosing Party; (b) known to the Receiving Party free of any confidentiality or other restriction prior to its disclosure by the Disclosing Party without breach of any obligation owed to the Disclosing Party; (c) independently developed by the Receiving Party without breach of any obligation owed to the Disclosing Party and without reference to any Confidential Information; or (d) subsequently received by the Receiving Party from a third party free of any confidentiality or other restriction and without breach of any obligation owed to the Disclosing Party.

6.3

Confidentiality Obligations. Subject to paragraphs 6.4 and 6.5, and unless the Disclosing Party expressly agrees in writing otherwise, the Receiving Party will: (a) use the Disclosing Party’s Confidential Information only during the Term and only as necessary to perform the Receiving Party’s obligations under this Agreement; (b) disclose the Disclosing Party’s Confidential Information only to the Receiving Party’s directors, officers, agents, employees and authorized subcontractors and their employees only to the extent that such disclosure is necessary to perform the Receiving Party’s obligations or exercise the Receiving Party’s rights under this Agreement; (c) both during and for two years (or, in the case of customer data, indefinitely) after the Term maintain the strict confidentiality of the Disclosing Party’s Confidential Information using the same degree of care as the Receiving Party affords to its own confidential information of a similar nature which it desires not to be published or disseminated, and in no event less than reasonable care, to prevent the unauthorized use or disclosure of the Disclosing Party’s Confidential Information; and (d) ensure that the persons to whom the Receiving Party discloses the Disclosing Party’s Confidential Information comply with the requirements and restrictions set forth in items (a), (b) and (c) above (subject to paragraphs 6.4 and 6.5) and are under confidentiality obligations at least as stringent as those included herein either as a condition of their employment or receiving the Confidential Information.

6.4

Compelled Disclosure. Notwithstanding the restrictions set forth in paragraph 6.3, the Receiving Party may disclose the Disclosing Party’s Confidential Information to the extent such disclosure is required by a valid order of a court or governmental body of competent jurisdiction and authority or by applicable law, provided that the Receiving Party will provide the Disclosing Party with reasonable prior notice of such disclosure (to the extent legally permitted) and upon request by the Disclosing Party will reasonably assist the Disclosing Party, at the Disclosing Party’s cost, to obtain an order or other relief preventing or limiting the potential disclosure or use of the Disclosing Party’s Confidential Information.

6.5

Permitted Disclosures. Notwithstanding the restrictions set forth in paragraph 6.5, the Receiving Party may disclose the Disclosing Party’s Confidential Information to its legal, accounting and tax advisors to the extent that such disclosure is required for a bona fide legal, accounting or tax purpose, provided that the Receiving Party will ensure that such persons comply with the requirements and restrictions set forth in items (a), (b) and (c) of paragraph 6.5.

CONFIDENTIAL / STRATEGIC COLLABORATION AGREEMENT	12

6.6

Personal Information Protection. Each Party will comply, and will ensure that its personnel and subcontractors comply, with all applicable laws regarding the protection of personal information and privacy.

6.7

Return of Confidential Information. Upon Disclosing Party’s written request upon expiration or termination of this Agreement (or at any earlier time upon written request by the Disclosing Party), the Receiving Party will: (a) promptly deliver to the Disclosing Party (a) all originals and copies, in whatever form or medium, of all the Disclosing Party’s Confidential Information and all documents, records, data and materials, in whatever form or medium, containing such Confidential Information in the Receiving Party’s possession, power or control and the Receiving Party will delete all of the Disclosing Party’s Confidential Information from any and all of the Receiving Party’s computer systems, retrieval systems and databases; and (b) request that all persons to whom it has provided any of the Disclosing Party’s Confidential Information comply with this paragraph 6.7; and if requested by the Disclosing Party the Receiving Party will deliver to the Disclosing Party a declaration signed by the Disclosing Party certifying that the Disclosing Party and its personnel have complied with this paragraph 6.7.

7.	Representations, Warranties and Covenants.

7.1	Each Party represents, warrants and covenants that:

(a)	It has the full power and authority to enter into this Agreement and perform its obligations under this Agreement;

(b)	This Agreement is a legal and valid obligation binding upon it and enforceable according to its terms; and

(c)	Its performance of activities pursuant to this Agreement will not violate any agreement or obligation between it and a third party.

7.2

Compliance with Laws. Each Party will comply with all laws, statutes and regulations applicable to its activities and performance under this Agreement, including without limitation, all applicable United States export laws, rules, and regulations. Notwithstanding anything in this Agreement to the contrary, neither Party shall ship, export, or re-export the Properties, or any other technology, information, process, product, or service obtained directly or indirectly from the other Party hereunder, to any country or entity that is the subject of any prohibition imposed by the U.S. Export Administration Act of 1979, U.S. Executive Orders, the U.S. Department of Commerce, and the North Atlantic Treaty Organization (NATO). A Party will not be required to deliver any Properties or perform any other obligations hereunder if such a prohibition applies and the other Party fails to obtain the applicable export license.

7.3

No Other Warranties. EXCEPT FOR THE EXPRESS WARRANTIES SET FORTH IN THIS SECTION 7, OR AS OTHERWISE EXPRESSLY SET FORTH IN AN INITIATIVE ADDENDUM, TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES DISCLAIMS ALL OTHER WARRANTIES, WHETHER EXPRESS, IMPLIED OR STATUTORY, INCLUDING BUT NOT LIMITED TO IMPLIED WARRANTIES OF MERCHANTABILITY AND/OR FITNESS FOR A PARTICULAR PURPOSE. THERE IS NO WARRANTY OF TITLE OR NON-INFRINGEMENT WITH RESPECT TO ANY STRATEGIC PARTNER PROPERTIES OR DEVELOPMENT DELIVERABLES OR SALESFORCE PROPERTIES OR DEVELOPMENT DELIVERABLES.

CONFIDENTIAL / STRATEGIC COLLABORATION AGREEMENT	13

8.	Indemnification; Infringement Claims Affecting Solutions.

8.1

Indemnification. Each Party will defend, indemnify, and hold harmless the other Party and its Affiliates, and each of their respective employees, officers, directors, agents and representatives (“Indemnified Parties”) from and against any actions, damages, losses, liabilities, costs and expenses (including reasonable attorneys’ fees) (“Losses”) arising out of any third-party claim to the extent based upon or alleging:

(i) [***] under Section [***] of this Agreement by the Party against whom indemnification is claimed, or

(ii) [***] by the [***] or [***] of the Party against whom indemnification is claimed of the [***] of any unaffiliated third party (unless such Losses are the result of the other Party’s misuse or unauthorized use of such [***], or [***]), or

(iii) [***] obligations herein by the Party against whom indemnification is claimed.

For the purposes of this Section 8.1:

a.

The Party claiming indemnification pursuant to this Agreement must promptly notify the other Party in writing of the claim (it being agreed that any failure to provide prompt written notice will only limit the noticed Party’s indemnification obligations to the extent that late notice has actually, materially prejudiced the noticed Party);

b.	The noticed Party has sole control of the defense and all related settlement negotiations with respect to the claim;

c.	The noticing Party has the right, but not the obligation, to participate in the defense of any such claim or action through counsel of its own choosing at its own expense;

d.	The noticing Party must cooperate fully to the extent necessary, and executes all documents necessary for the defense of such claim; and

e.

The noticed Party has full authority to settle any claim, unless such settlement imposes any liability or obligations on the noticing Party. In the event a claim is settled, neither Party will publicize the settlement without first obtaining the other Party’s written permission, which permission will not be unreasonably withheld or delayed.

8.2.

Infringement Claims Affecting Solutions. If the right or ability to offer a Development Deliverable, Property or Solution as contemplated by this Agreement has been or is reasonably anticipated by a Party to become enjoined or materially diminished as a result of a third party infringement claim, then the applicable Party will use good faith efforts to either: (x) procure the continuing right to offer the Development Deliverable, Property or Solution; or (y) replace or modify its applicable Development Deliverable or Property (as part of one or more Solutions, if applicable) with a reasonably equivalent Development Deliverable or Property in order to avoid the alleged infringement; and, if such Party is not able to accomplish either (x) or (y) despite using such good faith efforts, such Party may terminate availability of the applicable Development Deliverable or Property (including as part of any applicable Solutions under this Agreement). The Parties acknowledge that each of them may have responsibility under this Section 8.2 with respect to third party infringement claims regarding Solutions.

CONFIDENTIAL / STRATEGIC COLLABORATION AGREEMENT	14

Notwithstanding anything to the contrary in this Section 8, the Parties agree that with respect to Development Deliverables, each Party will indemnify the other under Section [***] from [***] by its Development Deliverables, except that if a [***] of the indemnifying Party (as described in Section 5.4(a) or (b)) is [***] when that [***] is made available to the other Party under this Agreement, then, solely with respect to that [***], the [***] will supersede the indemnification obligations in Section [***]. For clarity, (1) if the [***] do not [***], then the other Party will [***] under Section [***]; and (2) if a [***] is [***], then the other Party will [***] under Section [***].

9.	Exclusion of Damages and Limitation of Liability

9.1

EXCLUSION OF DAMAGES. EXCEPT AS EXPRESSLY SET FORTH IN THIS SECTION 9.1 OR IN SECTION 9.3 BELOW, TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, IN NO EVENT WILL EITHER PARTY OR ITS AFFILIATES, NOR THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES, AND SUPPLIERS, BE LIABLE FOR ANY INDIRECT, SPECIAL, PUNITIVE, INCIDENTAL OR CONSEQUENTIAL DAMAGES WHATSOEVER (INCLUDING, WITHOUT LIMITATION, DAMAGES FOR LOSS OF BUSINESS PROFITS OR REVENUES, BUSINESS INTERRUPTION, LOSS OF BUSINESS INFORMATION, LOSS OF PRIVACY, OR ANY OTHER PECUNIARY LOSS) ARISING OUT OF THIS AGREEMENT, EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES OR IF SUCH DAMAGES WERE REASONABLY FORESEEABLE. THE EXCLUSIONS OF LIABILITY FOR DAMAGES IN THIS SECTION 9.1 APPLY REGARDLESS OF WHETHER THE LIABILITY IS BASED ON BREACH OF CONTRACT, TORT (INCLUDING NEGLIGENCE), STRICT LIABILITY, BREACH OF WARRANTY, OR ANY OTHER LEGAL THEORY. THIS SECTION 9.1 DOES NOT LIMIT EITHER PARTY’S OBLIGATION TO INDEMNIFY THE OTHER PARTY OR ANY OTHER INDEMNIFIED PARTIES FROM DAMAGES FINALLY AWARDED BY A COURT TO A THIRD PARTY WITH RESPECT TO CLAIMS TO WHICH THE INDEMNITY OBLIGATIONS IN SECTION 8 APPLY, EVEN IF CHARACTERIZED AS INDIRECT, SPECIAL, PUNITIVE, INCIDENTAL OR CONSEQUENTIAL DAMAGES OF ANY TYPE.

9.2

LIMITATION OF LIABILITY. EXCEPT AS EXPRESSLY SET FORTH IN SECTION 9.3 BELOW, OR AS OTHERWISE EXPRESSLY SET FORTH IN AN INITIATIVE ADDENDUM, TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, THE MAXIMUM AGGREGATE LIABILITY OF EACH PARTY AND ITS AFFILIATES AND THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES, AND SUPPLIERS FOR ANY AND ALL CLAIMS WHATSOEVER ARISING OUT OF OR UNDER THIS AGREEMENT WILL NOT EXCEED IN THE AGGREGATE AN AMOUNT EQUAL TO THE GREATER OF (I) THE AMOUNTS PAID OR PAYABLE BY A PARTY UNDER THIS AGREEMENT OR (II) [***]. THE LIMITATIONS ON LIABILITY IN THIS SECTION 9.2 APPLY REGARDLESS OF WHETHER THE LIABILITY IS BASED ON BREACH OF CONTRACT, TORT (INCLUDING NEGLIGENCE), STRICT LIABILITY, BREACH OF WARRANTY, OR ANY OTHER LEGAL THEORY.

9.3

Exceptions. The exclusions and limitations of Section 9.1 and Section 9.2 will not apply to (a) any [***] by either Party [***], (b) any breaches of Sections [***], and (c) any breaches of or other obligations under [***] or [***], each of which will be governed by its own terms.

10.	General

10.1

Notices. Except as expressly set forth herein, all notices, authorizations, and requests required or desired to be given or made in connection with this Agreement will be in writing, given by certified or registered mail (return receipt requested), or express courier (charges prepaid), and addressed in accordance with the contact details set forth on the Cover Page (or to such other address as is specified in another provision of this Agreement, or as the Party to receive the notice or request so designates by notice to the other). If a notice is given by either Party by certified or registered mail, it will be deemed received by the other Party on the third (3rd)

CONFIDENTIAL / STRATEGIC COLLABORATION AGREEMENT	15

business day following the date on which it is deposited for mailing. If a notice is given by either Party by express courier, it will be deemed received by the other Party on the next business day following the date on which it is provided to the express courier. In those cases where this Agreement permits notice to be given by a Party via email, the notice will be deemed received by the other Party when the email is sent to the designated recipient’s business email address, provided that no intervening event directed by a third party or a Force Majeure prevents the email from reaching the designated recipient.

10.2

Relationship of Parties. ServiceMax and Salesforce each acknowledge, notwithstanding any use of the word “partner,” “partnership,” or similar terms in this Agreement and/or in connection with this Agreement, that nothing either in this Agreement or otherwise in connection with this Agreement should be construed as creating a partnership, employer-employee relationship, agency, franchise or joint venture between ServiceMax and Salesforce and neither Party will have the right, power or authority to obligate or bind the other in any manner whatsoever without its prior written consent. Each Party will be responsible with respect to its own employees and/or subcontractors, including, without limitation, for all applicable taxes, benefits and other obligations. Any fees payable by either Party to the other Party under an Initiative Addendum (as “Payor”) are exclusive of applicable taxes and duties, including VAT, GST, excise taxes, and sales and transaction taxes (“Indirect Taxes”). The non-Payor Party may charge and the Payor will pay all Indirect Taxes that the non-Payor Party is legally obligated or allowed to collect from the Payor. The Payor will provide all information to the non-Payor Party as reasonably required to determine whether the non-Payor is obligated to collect Indirect Taxes from the Payor. The non-Payor Party will not collect, and the Payor will not pay, any Indirect Tax for which the Payor furnishes the non-Payor Party a properly completed exemption certificate or direct payment permit certificate for which the non-Payor Party may claim an available exemption from such Indirect Tax. If the non-Payor Party becomes aware that the amount of Indirect Tax charged to the Payor was incorrect, then the non-Payor Party will promptly provide a corrected invoice to the Payor showing the correct amount and refund any overpaid Indirect Tax paid by the Payor. If taxes are required to be withheld on any amounts otherwise to be paid by the Payor under this Agreement, the Payor will deduct such taxes from the amount otherwise owed and pay them to the appropriate taxing authority. The Payor will secure and deliver to the other Party an official receipt for any taxes withheld. Payor will notify the other Party that it plans to deduct or withhold taxes on amounts otherwise to be paid by the Payor under this Agreement at least thirty (30) days prior to the payment

10.3

Personal Data. Neither Party will provide the other Party with Personal Data unless expressly set forth in an Initiative Addendum. To the extent either Party provides Personal Data to the other Party for Processing purposes in connection with activities under this Agreement, the providing Party will ensure that its provision of that Personal Data to the other Party for Processing was and is in accordance with applicable laws. As used herein, “Personal Data” means any information relating to an identified or identifiable individual, and “Processing” means any operation or set of operations performed upon Personal Data, whether or not by automatic means, including collection, recording, organization, use, transfer, disclosure, storage, manipulation, combination and deletion of Personal Data.

10.4

Governing Law; Attorneys’ Fees. This Agreement is governed by the laws of the State of California, without regard to its conflict of laws rules. The United Nations Convention of Contracts for the International Sale of Goods does not govern this Agreement. If federal jurisdiction exists, each Party consents to exclusive jurisdiction and venue in the federal courts in the Northern District of California. If federal jurisdiction does not exist, each Party consents to exclusive jurisdiction and venue in the state courts seated in San Francisco, California. Each Party

CONFIDENTIAL / STRATEGIC COLLABORATION AGREEMENT	16

agrees to service of process in accordance with the rules of the specified courts, and not to raise defenses of lack of personal jurisdiction or inconvenient forum. In any dispute relating to this Agreement, the prevailing Party will be entitled to recover reasonable attorneys’ fees and costs.

10.5

Assignment. This Agreement is binding upon and inures to the benefit of each Party’s respective successors and lawful permitted assigns. Notwithstanding the foregoing, neither Party may assign this Agreement, or any rights or obligations hereunder, whether by contract or by operation of law, except with the express written consent of the other Party, which consent may be granted or withheld in that Party’s sole discretion [***]. Effective upon any assignment by a Party permitted by [***] this Section 10.5, the assignee is deemed a party to this Agreement. Any attempted assignment in violation of this Section will be void. For purposes of this Agreement, an “assignment” under this Section will be deemed to include, without limitation, the following: (a) a merger of a Party where that Party is not the surviving entity; (b) any transaction or series of transactions whereby a third party acquires direct or indirect power to control the management and policies of a Party, whether through the acquisition of voting securities, by contract, or otherwise; or (c) the sale of more than fifty percent (50%) of a Party’s assets (whether in a single transaction or series of related transactions).

10.6

Construction. If for any reason a court of competent jurisdiction finds any provision of this Agreement, or portion thereof, to be unenforceable, that provision of the Agreement will be enforced to the maximum extent permissible so as to effectuate the intent of the Parties, and the remainder of this Agreement will continue in full force and effect. Failure by either Party to enforce any provision of this Agreement will not be deemed a waiver of future enforcement of that or any other provision. This Agreement has been negotiated by the Parties and their respective counsel and will be interpreted fairly in accordance with its terms and without any strict construction in favor of or against either Party. Headings in this Agreement are for convenience only and will not be used to interpret or construe its provisions.

10.7	Non-exclusive remedies. Except as otherwise expressly stated, all rights and remedies under this Agreement are cumulative.

10.8

Compliance with export laws. The Parties will comply with all applicable governmental regulations, laws, orders or other restrictions (and any related information and documentation) imposed on the export of software in connection with the performance of this Agreement.

10.9

Excusal of performance. Neither Party will be responsible, or be in breach of this Agreement, if its performance is delayed as a result of any act of God, war, fire, earthquake, sickness, accident, civil commotion, act of government, or any other cause wholly beyond its control, including without limitation, denial of service attacks, and not due to its own negligence or that of its Subcontractors, contractors or representatives, and which cannot be overcome by the exercise of reasonable due diligence (a “Force Majeure”). Either Party may terminate this Agreement or an applicable Initiative Addendum if a Force Majeure materially affects the compliance of a Party with this Agreement for more than thirty (30) days and the Parties have not mutually agreed in writing on a plan for mitigating the effects of such Force Majeure.

10.10

Affiliates and Third Parties. Although this Agreement is entered into between ServiceMax and Salesforce, either Party may delegate performance of various portions of its obligations under this Agreement (and grant sub-licenses of the other Party’s relevant Intellectual Property Right to the sublicensing Party under this Agreement solely to act on behalf of and for the benefit of the Party and not for any other purpose) to its applicable Affiliates or designated third parties acting on behalf of and for the benefit of the Party (collectively, “Subcontractors”). The delegating Party remains liable for the Subcontractor’s performance, and a Subcontractor’s act or failure to act that would have breached this Agreement had the delegating Party so acted or failed to act will be imputed to the delegating Party.

CONFIDENTIAL / STRATEGIC COLLABORATION AGREEMENT	17

10.11

Order of Precedence. If there is any direct conflict between these General Terms and Conditions and any terms contained in an Initiative Addendum not resolved explicitly on the face of those documents, then the terms of the Initiative Addendum will control, but only to the extent of that conflict and solely with respect to the relevant Initiative. If a particular subject is addressed in these General Terms and Conditions and not in the Initiative Addendum, then no conflict will be deemed to exist and the terms in these General Terms and Conditions will control. For the avoidance of doubt, the Parties do not intend for any implementing documents (e.g. purchase orders) to be issued or accepted under this Agreement, other than Initiative Addenda signed by authorized representatives of both Parties.

10.12

Counterparts; Execution. This Agreement may be executed in one or more counterparts, each of which will be deemed an original, and all of which will constitute one and the same agreement. This Agreement may be executed by any electronic means of accurately reproducing an image.

10.13

Entire Agreement. This Agreement does not constitute an offer by either Party and it will not be effective until signed by both Parties. This Agreement constitutes the entire agreement between the Parties with respect to the subject matter hereof and merges all prior and contemporaneous oral and written communications. This Agreement may not be modified except by a written agreement dated subsequent to the date of this Agreement and signed on behalf of ServiceMax and Salesforce by their respective authorized representatives. Except as otherwise provided herein the other agreements referenced herein are governed by their own terms.

CONFIDENTIAL / STRATEGIC COLLABORATION AGREEMENT	18

Exhibit A

Initiative Addendum for

under

Strategic Collaboration Agreement by and between

salesforce.com, inc. and ServiceMax, Inc.

THIS INITIATIVE ADDENDUM (the “Initiative Addendum” or “Addendum”) is made as of __________ (the “Addendum Effective Date”) under the Strategic Collaboration Agreement (the “Agreement”) dated as of _______________ between salesforce.com, inc. (“Salesforce”) and [FULL LEGAL NAME OF PARTNER] (“ServiceMax”). The Parties have entered into this Addendum pursuant to Section 3.2 of the Agreement, and this Initiative Addendum is incorporated by this reference into, and is subject to all of the terms of, the Agreement.

This Initiative Addendum consists of

•	This cover page

•	The following Terms

•	Any schedules, specifications, or other materials attached hereto as “Schedules”

The Parties agree to be bound by the terms of this Initiative Addendum as indicated by the signatures of their authorized representatives below.

salesforce.com, inc.	ServiceMax, Inc.

By:	By:

Name:	Name: [***]

Title:	Title: [***]

Date:	Date:

CONFIDENTIAL / STRATEGIC COLLABORATION AGREEMENT	19

Purpose of Initiative: [INSERT PURPOSE]

Initiative Leads:

Salesforce	ServiceMax

Executive Sponsors:

Salesforce	ServiceMax

Marketing Contacts:

Salesforce	ServiceMax

Feedback Providers:

Salesforce	ServiceMax

Terms:

1. Definitions. As used in this Initiative Addendum, the following terms have the meanings given below unless the context requires otherwise. Any term in this Initiative Addendum not specifically defined below or elsewhere in this Initiative Addendum has the meaning set forth in the Agreement.

[INSERT ANY APPLICABLE DEFINITIONS]

2. Product Roadmap. Under this Initiative, the Parties will deliver their respective portions of the following Solution in accordance with the delivery schedule set forth below. As of the Addendum Effective Date and without limitation, the Parties plan to provide the following features and level of functionality for each Solution described herein (the “Product Roadmap”):

Solution Phase	Solution Description	Proof of Concept	Pilot	GA	Dependencies
1
2

3. Development Deliverables. Under this Initiative, each Party will provide the Development Deliverables specified in the table below. Unless otherwise expressly stated with respect to a particular Development Deliverable, none of the Development Deliverables may be modified by the receiving Party.

CONFIDENTIAL / STRATEGIC COLLABORATION AGREEMENT	20

Salesforce	ServiceMax

[NOTE: ANY STANDARD LICENSE TERMS APPLICABLE TO DEVELOPMENT DELIVERABLES TO BE REVIEWED PRIOR TO EXECUTION TO DETERMINE WHETHER LICENSE GRANT IN SECTION 5.4 SHOULD BE REVISED.]

4. ServiceMax [***]. Under this Initiative, ServiceMax will provide the following ServiceMax [***]:

[INSERT DETAILED DESCRIPTION OF ANY APPLICABLE STRATEGIC PARTNER [***] (AS DESCRIBED IN SECTION 5.4(a) OF THE AGREEMENT)]

5. Salesforce [***]. Under this Initiative, Salesforce will provide the following Salesforce [***]:

[INSERT DETAILED DESCRIPTION OF ANY APPLICABLE SALESFORCE [***] (AS DESCRIBED IN SECTION 5.4(b) OF THE AGREEMENT)]

6. Licensed [***] for Initiative (if any).

[DESCRIBE THE LICENSED [***] TO BE USED (IF ANY); ANY AGREED-UPON [***] USE; ANY PRE-APPROVED USE CASES; AND WHETHER AND TO WHAT EXTENT THE LICENSE TO THE APPLICABLE [***] MAY BE REVOKED DURING THE TERM OF THE INITIATIVE ADDENDUM PER SECTION 5.1(C)]

7. Additional Rights and Obligations Relating to Initiative.

a.	ServiceMax Rights and Obligations.

i.	Support and Maintenance (if any). [ADD SUPPORT AND MAINTENANCE OBLIGATIONS RELATING TO STRATEGIC PARTNER’S PROPERTIES, IF ANY]

ii.	Customer Support (if any). [ADD CUSTOMER SUPPORT OBLIGATIONS RELATING TO STRATEGIC PARTNER PROPERTIES, IF ANY]

b.	Salesforce Rights and Obligations.

i.	Support and Maintenance (if any). [ADD SUPPORT AND MAINTENANCE OBLIGATIONS RELATING TO SALESFORCE’S PROPERTIES, IF ANY]

ii.	Customer Support (if any). [ADD CUSTOMER SUPPORT OBLIGATIONS RELATING TO SALESFORCE’S PROPERTIES, IF ANY]

c.	Marketing Plan. [ADD MARKETING PLAN]

d.	Communication. Initiative Leads from both Parties will meet quarterly in order to discuss the status of the Solution.

8. Additional Terms

[PARTIES TO CONSIDER WHETHER ADDITIONAL REPS AND WARRANTIES, INDEMNITIES AND OTHER TERMS TO BE INCLUDED RELATING TO THIS INITIATIVE ADDENDUM. IF ANY DEVELOPMENT DELIVERABLES OR [***] INCLUDE OPEN SOURCE, TO BE ADDRESSED HERE.]

CONFIDENTIAL / STRATEGIC COLLABORATION AGREEMENT	21

Initiative Addendum for

[***] Solution

under

Strategic Collaboration Agreement by and between

salesforce.com, inc. and ServiceMax, Inc.

THIS INITIATIVE ADDENDUM (the “Initiative Addendum” or “Addendum”) is made as of [***] (the “Addendum Effective Date”) under the Strategic Collaboration Agreement (the “Agreement”) dated as of [***] between salesforce.com, inc. (“Salesforce”) and ServiceMax, Inc. (“ServiceMax”). The Parties have entered into this Addendum pursuant to Section 3.2 of the Agreement, and this Initiative Addendum is incorporated by this reference into, and is subject to all of the terms of, the Agreement.

This Initiative Addendum consists of

•	This cover page

•	The following Terms

The Parties agree to be bound by the terms of this Initiative Addendum as indicated by the signatures of their authorized representatives below.

salesforce.com, inc.	ServiceMax, Inc.

By:	By:

Name: [***]	Name: [***]

Title: [***]	Title: [***]

Date:	Date:

Purpose of Initiative:

Salesforce and ServiceMax wish to collaborate on the commercialization of a complementary [***] solution for [***]. This Initiative Addendum governs the Parties’ design and go-to-market collaboration.

Initiative Leads:

Salesforce	ServiceMax
[***]	[***]

Executive Sponsors:

Salesforce	ServiceMax
[***]	[***]

Product Lead:

Salesforce	ServiceMax
[***]	[***]

Marketing Contacts:

Salesforce	ServiceMax
[***]	[***]

Feedback Providers:

Salesforce	ServiceMax
[***]	[***]

Terms:

1. Definitions. As used in this Initiative Addendum, the following terms have the meanings given below unless the context requires otherwise. Any term in this Initiative Addendum not specifically defined below or elsewhere in this Initiative Addendum has the meaning set forth in the Agreement.

“Customer(s)” means an entity who has purchased one or more Salesforce services pursuant to an ordering document under a valid and effective master services agreement (“MSA”), and which includes terms and conditions relevant to such purchase (an “Order Form”).

“Existing Customers” means any current and active customer of Existing [***] or Existing ServiceMax Offering.

“Existing [***]” means the current Salesforce [***] offering as of the date of this Addendum.

“Existing ServiceMax Offering“ means any product marketed and sold by ServiceMax prior to the Addendum Effective Date, as such product may be further developed (other than the Integrated ServiceMax Offering), or new complimentary products other than the Integrated ServiceMax Offering.

“Integrated ServiceMax Offering” means ServiceMax’s new product offering developed during the term of this Initiative Addendum.

“Salesforce AppExchange” is Salesforce’s proprietary online cloud computing application platform and any successor platform.

“Standard Object” means API objects already created by Salesforce, as further described at https://developer.salesforce.com/docs/atlas.en-us.object_reference.meta/api/sforce_api_objects_concepts.htm.

“Steering Committee” means the Executive Sponsors, Initiative Leads, and Product Leads who comprise the Partnership Steering Committee.

2. Product Development. Under this Initiative, ServiceMax will develop [***] add-on offering for Existing [***], as further described on Exhibit A attached hereto.

2.1 The use of Standard Objects will be a central design principle of the Integrated ServiceMax Offering. Salesforce and ServiceMax product management teams will work together to define the scope of the Integrated ServiceMax Offering and to analyze the necessary data model. Prior to [***], ServiceMax will discuss the use with the Steering Committee, including to determine whether (i) Salesforce will [***] in order to facilitate use of Standard Objects [***]; (iii) ServiceMax will [***] in order to avoid delays in product release timing or development cycle disruption or (iii) ServiceMax will push features to a future release of the Integrated ServiceMax Offering to enable use of Standard Objects. If ServiceMax decides following such consultation that it will [***], it will [***] within [***] after the later of the initial product release containing [***].

2.2 Planned interoperability with key Salesforce/[***] technologies will be a central design principle. This includes [***] technologies and [***] for [***], if technically feasible.

2.3 Salesforce will provide [***] to assist ServiceMax in meeting any target launch dates and development milestones agreed to by the Parties, and to enable successful customer deployments.

2.4 ServiceMax will build and maintain the Integrated ServiceMax Offering such that it makes such development adjustments as required to remain in compliance with any new standards published by Salesforce within [***] following notice of such new standards, including but not limited to, object model standards (subject to paragraph 2.1 above), Lightning design standards, Lightning web component standards, Lightning application standards, and Lightning Pages standards.

Additional high-level functional requirements will be developed. The Steering Committee will oversee both Parties in the development of these requirements.

3. Development Deliverables. Under this Initiative, each Party will provide the Development Deliverables specified in the table below. Unless otherwise expressly stated with respect to a particular Development Deliverable, none of the Development Deliverables may be modified by the receiving Party.

Salesforce	ServiceMax
[***]	none
[***]
[***]

4. [***]. There are no ServiceMax [***] or Salesforce [***] under this Initiative Addendum.

5. Licensed Marks for Initiative (if any).

Any rights for either Party to use the other Party’s [***] in connection with this Initiative will be set forth in the [***].

6. Additional Rights and Obligations Relating to Initiative.

a.

Commercial and Go-To-Market Plan. The Parties will develop a joint go-to-market plan in order to manage channel conflict and customer confusion and to establish a process for [***]. In addition, Salesforce will provide its sales team (e.g., sales reps, generalists, solution engineers, etc.) with certain training on the Integrated ServiceMax Offering. ServiceMax will provide go-to-market training to relevant groups within Salesforce. This training will outline the functionality, business benefits and key value proposition of the solution. Training will be delivered remotely and recorded. The relevant groups within Salesforce will be geographically diverse and the training schedule will account for global regions (e.g. AMER, EMEA, APAC).

b.

Marketing. The parties will issue a joint press release upon execution of this Initiative Addendum. In addition, within 30 days of the Addendum Effective Date, the Parties will cooperate to develop a marketing plan (“Marketing Plan”). The Parties currently anticipate that the Marketing Plan may incorporate the activities listed below. Once the Marketing Plan is approved in writing by both Parties (an email approval will suffice), the Parties will implement the agreed Marketing Plan in accordance with its terms.Such marketing plan shall include the following items at a minimum:

i.	Salesforce to provide a supporting quote in ServiceMax funding announcement. Salesforce does not anticipate issuing its own announcement regarding the funding.

ii.	ServiceMax to publish a series of follow-up posts articulating the value that customers derive from an ecosystem that includes both ServiceMax and Salesforce.

iii.	ServiceMax and Salesforce to review and agree on [***] for the subsequent [***].

iv.	Salesforce [***] to the following [***], in order to promote the launch of the Integrated ServiceMax Offering:

1.	[***]

2.	[***]

3.	[***]

4.	[***]

v.

Salesforce [***] leadership + ServiceMax leadership to participate in joint newsroom Q&A to demonstrate alignment between ServiceMax/Salesforce. The topic of the Q&A will be broad, focused on future of the industry and ServiceMax + Salesforce’s complementary strengths.

vi.	Salesforce to [***] ServiceMax announcement of new AppExchange package going live.

vii.	Salesforce will [***] in support of the partnership [***]

c.	Governance. The Parties shall meet to discuss the status of the Solution and this Initiative at least as follows:

i.	The Product Leads will meet [***] to conduct Initiative roadmap reviews, discuss any development dependencies and alignment of release schedules.

ii.	The Product Leads and Initiative Leads will collectively meet [***] to conduct Customer health reviews, to discuss and product or support issues, which may need to be addressed by either Party.

iii.	The Initiative Leads will meet [***] to conduct pipeline reviews of products developed under the Initiative and any related sales activities.

iv.	The Steering Committee will meet [***] to conduct a review of the Initiative, discuss roadmap issues and address go-to-market conflicts or concerns.

The Parties further acknowledge that additional reviews may be required, either on an ad hoc or recurring basis. The Parties shall communicate in good faith t to deliver on the goals, objectives, and intention set forth in this Addendum.

For clarity, the Parties acknowledge and agree that the meetings contemplated in this Section 6.c are for discussion purposes only, and that none of the Product Leads, Initiative Leads, or Executive Sponsors will have the authority to amend the terms of this Initiative Addendum or the Agreement, waive any breach of either Party, or otherwise impose any additional costs or expenses on the other Party, in each case without the mutual agreement of both Parties.

d.

Training Content. ServiceMax will work with Salesforce to publish training content [***], aligned to the principles stated in Exhibit A. Examples of such content include but no limited to enablement slide decks for account executives, demo scripts for solution engineers, and end user configuration guides.

7. [***]. The Parties shall [***], for inclusion in the [***], and (ii) a [***]. The term of the [***] and [***] shall run [***] from execution of this Agreement [***].

8. Term. This Initiative Addendum commences on the Addendum Effective Date and will remain in effect for [***] thereafter, unless terminated earlier in accordance with Section 4.2 of the Agreement.

9. Additional Terms.

a. Intellectual Property.

i.

License. ServiceMax hereby grants Salesforce and its Affiliates a [***] to [***]and [***]the Integrated ServiceMax Offering for the purposes of [***]and [***] in accordance with the Agreement. For purposes of clarity, the license contemplated in this paragraph does not grant Salesforce the right to [***] the Integrated ServiceMax Offering.

ii.

No Joint Ownership. The Parties do not intend to jointly develop or jointly create any intellectual property under this Agreement. Any joint development will be addressed in a separate, binding agreement.

iii.

Intellectual Property Ownership. Unless otherwise stated, neither Party grants or acquires any Intellectual Property Rights of the other Party under the Agreement. For the avoidance of doubt, as between the Parties, ServiceMax retains [***], [***] and [***] in and to the Integrated ServiceMax Offering, subject to Salesforce’s continued [***] of any [***] included therein.

iv.

User Data. The Parties do not contemplate exchanging any User Data under this Addendum. Any exchange of User Data in connection with the Integrated ServiceMax Solution will be as set forth in the [***].

b.

Effect of Termination. Notwithstanding anything to the contrary in the General Terms and Conditions, termination of this Initiative Addendum will terminate [***] of the Parties under this Agreement. [***] under this Initiative Addendum. If ServiceMax terminates this Agreement or this Addendum for cause, then the [***], the [***], and the[***] in Section [***] above shall [***]. If Salesforce terminates this Agreement for cause, or if this Agreement otherwise expires, then the [***] in Section [***] above will [***]. Any other [***] regarding ServiceMax’s [***] of the Integrated ServiceMax Solution pursuant to the [***] will be as set forth in the [***]. For clarity, upon termination of this Initiative Addendum, the Parties agree that [***]. Salesforce further agrees that upon termination or expiration of this Initiative Addendum [***].

10. [***]. Notwithstanding anything to the contrary in the General Terms and Conditions, including [***], and in light of the anticipated development process outlined in Exhibit A, during the term of this Initiative Addendum, Salesforce [***].

Exhibit A - Product Definition - Epics and Stories

This Exhibit outlines the currently targeted high-level capabilities for the Integrated ServiceMax Offering to be developed by ServiceMax under the Initiative Addendum as well as broad timing of expected release (Generally Available). The parties will review the functionality and target release times periodically through the governance process, and ServiceMax will make adjustments during the development process after discussing development challenges and timing/functionality trade-offs during such reviews.

Release name	Target release time	Description
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

Further detailed planning will take place once this Initiative Addendum is signed. Among the modules and detailed functions to be reviewed and discussed as part of the planning process are the items in the chart below. The parties will review the modules and functions in the chart, along with the aspirational release in which such items will be incorporated, as part of such planning process.

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

	[***]	[***]

	[***]	[***]

	[***]	[***]

	[***]	[***]

[***]	[***]	[***]	[***]

	[***]	[***]

[***]	[***]	[***]	[***]

	[***]	[***]

	[***]	[***]

	[***]	[***]	[***]

[***]	[***]	[***]	[***]

	[***]	[***]

	[***]	[***]

	[***]	[***]

	[***]	[***]

	[***]	[***]

[***]	[***]	[***]	[***]

	[***]	[***]

[***]	[***]	[***]	[***]

[***]		[***]	[***]

[***]			[***]

	[***]	[***]